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                                                                   Exhibit 10.25

                       [Letterhead of Sunbeam Corporation]

                                 April 26, 2001

Mr. Bennett S. Rubin
Executive Vice President &
 Chief Operating Officer
23800 Commerce Park Road
Suite A
Cleveland, OH  44122

         RE: Empyrean Bioscience, Inc. Trademark License with Sunbeam Products, Inc.
                  Our File No.:  GN002622

Dear Bennett:

         As we have agreed, this letter will serve as formal termination of the License Agreement between Sunbeam Corporation and Empyrean Bioscience, Inc. dated October 1, 1999, licensing the trademark SUNBEAM for hand sanitizers and the other products listed in the agreement ("License Agreement").

         Please acknowledge and accept the termination of this License Agreement effective December 31, 2000.

         Also enclosed for your files is a fully executed First Amendment to the Empyrean Bioscience, Inc. and The Coleman Company, Inc. trademark license.

         If you have any questions please do not hesitate to give me a call.

                                            Sincerely,

                                            /s/ Steven P. Berreth

                                            Steven P. Berreth
                                            President - Licensing

SB/sd

Encl.

Cc:  Linda Morgenstern